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                                  Exhibit 23.3

                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the Allied Waste Industries, Inc. Registration Statement on Form S-4 of our report dated March 3, 1999 included in Allied Waste Industries, Inc.'s Form 10-K/A for the year ended December 31, 1998, and to all references to our firm included in this registration statement.


                                        Arthur Anderson LLP

Phoenix, Arizona,
 November 19, 1999.